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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 22, 1999
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)

                                 New York
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       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
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Item 5.   Other Events.

Below is a press release issued by Mechanical Technology, Inc. on October 22, 1999, announcing the creation of a strategic alliance between SatCon Technology Corporation and Mechanical Technology, Inc.

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FOR:			Mechanical Technology, Inc.

                                CONTACTS:          Cynthia A. Scheuer
                                                   Vice President/CFO
                                                   Mechanical Technology, Inc.
                                                   (518) 785-2275

                                                   Michael Turmelle
                                                   Vice President/CFO
                                                   SatCon Technology Corporation
                                                   (617) 661-0540

For Immediate Release
							Jeffrey Zack
							Morgen-Walke Associates
							(212) 850-5600

SATCON TECHNOLOGY CORPORATION AND MECHANICAL
TECHNOLOGY, INC. ANNOUNCE STRATEGIC ALLIANCE

CAMBRIDGE, MA AND LATHAM, NY, October 22, 1999 - SatCon Technology
Corporation (Nasdaq NM:SATC) and Mechanical Technology, Inc. (NASDAQ: MKTY) today announced the creation of a strategic alliance. SatCon has acquired Ling Electronics, Inc. and Ling Electronics, Ltd. from Mechanical Technology and Mechanical Technology will invest approximately $7,000,000 in SatCon.
In consideration for the acquisition of Ling Electronics and Mechanical Technology's investment, Mechanical Technology will receive 1,800,000 shares of SatCon's common stock and warrants to purchase an additional 100,000 shares of SatCon's common stock. Mechanical Technology is funding $2,570,000 of its investment in SatCon today and will make the remaining investment by the end of January 2000. SatCon will also receive warrants to purchase 100,000 shares of Mechanical Technology's common stock.

In addition, David Eisenhaure, President and Chief Executive Officer of
SatCon Technology Corporation, will become a member of the Board of Directors of Mechanical Technology and Alan Goldberg, a director of Mechanical Technology, Inc. and co-Chief Executive Officer of First Albany Companies, Inc. will become a member of SatCon Technology Corporation's Board of Directors. SatCon Technology Corporation has also agreed to appoint an additional member to its Board of Directors based on recommendations by Mechanical Technology.

Ling Electronics, Inc., based in Anaheim, California, is a leading manufacturer of test equipment and power products, including vibration test systems, power converters and controllers, amplifiers and digital control systems.

SatCon Technology Corporation manufactures and sells power and energy management products for telecommunications, silicon wafer manufacturing, factory automation, aircraft, satellites and automotive applications. SatCon has four operating divisions: Film Microelectronics, Inc. designs and manufactures microelectronic circuits and interconnect products. Magmotor manufactures motors and magnetic suspension systems. Beacon Power manufactures flywheel energy storage devices and the Technology Center is responsible for new technology and product development.

Mechanical Technology, Inc. is a manufacturer of advanced products that combine precision sensing capabilities with proprietary software to serve a variety of applications for commercial and military aviation, computer equipment and energy conversion markets. Its products include: sensing instruments and computer-based balancing systems for aircraft engines; vibration test systems and power conversion products.
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Statements made in this document that are not historical facts or which apply prospectively are forward-looking statements that involve risks and uncertainties. It is important to note that the Company's actual circumstances could differ materially from those implied by such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained from time to time in the Company's SEC filings, including but not limited to the 10-K and 10-Q. Copies of those filings are available from the Company and the SEC.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   October 22, 1999               By:   /s/ Cynthia A. Scheuer
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                                             Cynthia A. Scheuer
                                             Chief Financial Officer
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